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                                                                    EXHIBIT 10.4






                            DATED 1ST SEPTEMBER 1998








                           SAFETY 1ST (EUROPE) LIMITED



                                       AND



                            BNY INTERNATIONAL LIMITED








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                          INVOICE DISCOUNTING AGREEMENT



                  ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~














                            BNY INTERNATIONAL LIMITED
                Sovereign House, Church Street, Brighton, BN1 1SS


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                                      INDEX

Clause 1                       DEFINITIONS AND INTERPRETATION

Clause 2                       PURCHASE OF RECEIVABLES

Clause 3                       TRANSFER OF GOODS

Clause 4                       PERFECTION OF TITLE

Clause 5                       PURCHASE PRICE OF RECEIVABLES

Clause 6                       NOTIFICATION OF RECEIVABLES

Clause 7                       ACCOUNTING AND PAYMENT TO THE CLIENT

Clause 8                       THE ADMINISTRATION CHARGE AND DISCOUNT CHARGE

Clause 9                       ANCILLARY DOCUMENTATION

Clause 10                      SPECIAL CONDITIONS

Clause 11                      SET-OFF AND COMBINATION

Clause 12                      RECEIVABLES OTHERWISE THAN IN STERLING

Clause 13                      WARRANTY AND UNDERTAKINGS

Clause 14                      THE TRUST ACCOUNT

Clause 15                      CLIENT'S ACCOUNTS AND RECORDS

Clause 16                      POWER OF ATTORNEY

Clause 17                      RECOURSE TO CLIENT

Clause 18                      RIGHT TO DISCLOSURE

Clause 19                      TERMINATION OR DETERMINATION

Clause 20                      ENFORCEMENT OF PAYMENT OF RECEIVABLES

Clause 21                      INDEMNITY

Clause 22                      ASSIGNMENT

Clause 23                      VAT

Clause 24                      NOTICES

Clause 25                      MISCELLANEOUS

                               SCHEDULE


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================================================================================
                          INVOICE DISCOUNTING AGREEMENT
================================================================================

THIS INVOICE DISCOUNTING AGREEMENT is made the 1st of SEPTEMBER 1998

BETWEEN

(1) BNY INTERNATIONAL LIMITED whose registered office is situate at Sovereign House, Railway Approach, Brighton, BN1 1SS ("BNY"); and

(2) SAFETY 1ST (EUROPE) LIMITED Company Registration Number 2466356) whose registered office is situate at 1st Floor, 180 Fleet Street,
      London EC4A 2HD ("the Client").
--------------------------------------------------------------------------------

IT IS HEREBY AGREED AS FOLLOWS:

1.   DEFINITIONS AND INTERPRETATION

     1.1 In this Agreement the following expressions shall have the meanings ascribed to them respectively

"ADMINISTRATION CHARGE"

The amount detailed in Part IV of the Schedule

"ANCILLARY RIGHTS"

In relation to any Receivable:

(i) all the Client's rights as unpaid vendor and all other rights of the Client under or in relation to the relevant Supply Contract (whether such rights arise from or are created by statute common law contract or otherwise howsoever);

(ii) the benefit of all guarantees indemnities insurances (including any policy of credit or goods in transit insurance) and securities given to or held by the Client in relation to such Receivable;

(iii) all cheques bills of exchange and other instruments held by or available to the Client in relation to such Receivable; and

(iv) the right to possession of all ledgers computer data records and documents on or by which such Receivable is recorded or evidenced

"ASSOCIATE"

A director shareholder or other officer of the Client or a person whose relationship to the Client is within the meaning of Associate as defined by ss.52 of The Companies Act 1989

"BUSINESS DAY"

A day (excluding a Saturday and Sunday) on which banks are open for business in London

"CLIENT ACCOUNT"

The account or accounts maintained by BNY in the name of the Client for the purpose of recording all transactions between BNY and the Client pursuant to this Agreement and any reference to a balance on the Client Account shall mean a balance on a combination of such accounts (whether or not such accounts have been combined in fact)

"COLLECTION DATE"

In the case of a Receivable paid in cash or by bank credit transfer: two days after the date of receipt of the funds in the bank account of BNY; and in the case of a Receivable paid by cheque or other instrument: two days after the date of its collection from the drawee or acceptor

"COMMENCEMENT DATE"

2ND SEPTEMBER 1998

"DEBTOR"

Any person firm or company which is or may become indebted to the Client in respect of the sale or supply by the Client of any Goods

"DELIVERY"

In the case of goods their physical receipt by the Debtor and in the case of services their performance and "delivered" shall be construed accordingly

"DISCOUNT CHARGE"

The charge to be calculated as specified in Part V of the Schedule by reference to the percentage detailed in the said Part V or such other percentage as BNY shall in its absolute discretion from time to time notify by not less than 4 weeks prior written notice to the Client

"ENCUMBRANCES"

Includes without limitation any mortgage charge (whether fixed or floating) pledge lien assignment or assignation by way of security any other security interest retention of title or encumbrance of any kind and any other agreement or arrangement having substantially the same economic effect as any of the foregoing

"GOODS"

Any merchandise and where the context so admits any services (and "Sale of Goods" shall include the provision of services)

"GROSS PURCHASE PRICE"

The amount payable by the Debtor for the relevant Goods (together with any value added tax thereon) but less any discount commission or other allowances due or allowable to the Debtor under the Supply Contract



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"INSOLVENCY"

1. In relation to a company a petition to wind up the company; or the calling of a meeting to pass a resolution to wind up the company; or the appointment of a receiver manager or administrative receiver in respect of all or any part of the company's undertaking assets or property or the making of an application or order for or in relation to the appointment of an administrator under the Insolvency Act 1986

2. In relation to an individual or partnership the issue of a petition for bankruptcy; or sequestration; in relation to a partnership a petition to wind it up

3. In relation to a company individual or partnership the making of any proposal or order for or in relation to any voluntary arrangement under the Insolvency Act 1986; or allowing a security holder or encumbrancer to take possession of any assets or the suffering of distress execution diligence or sequestration or other legal process upon any assets or income or the making or threat of a garnishee order on any person indebted to the Client in relation to any judgement debt of the Client; or ceasing or threatening to cease to carry on business; or the making of any arrangement or composition with or for the benefit of creditors or the calling of a meeting for the same whether formal or informal; or giving notice of the intended suspension of payment of debts; or allowing any judgement or decree or order of any Court or Tribunal for payment of money to remain unsatisfied for seven days or more

"THE OBLIGATIONS"

All monetary and other liabilities and prospective liabilities owed or incurred at any time by the Client to BNY (liquidated or unliquidated) whether actual or contingent and whether arising under this Agreement or otherwise and whether arising in or by contract tort restitution or assignment

"OUTSTANDING"

In relation to any Receivable: included in a Transmittal Form and remaining vested in BNY and unpaid and a Receivable shall be deemed to be unpaid until the Collection Date thereof

"PERMITTED CREDIT PERIOD"

The period detailed in Part 1 of the Schedule or such period as BNY may decide from time to time and notify to the Client in writing.

"THE PREPAYMENT PERCENTAGE"

The percentage as detailed in Part II of the Schedule of the Gross Purchase Price as may be varied from time to time by BNY and notified to the Client in writing of the Receivables which are Outstanding from time to time

"RECEIVABLE"

The amount of any book debt invoice debt accounts note bill acceptance and other forms of obligation or indebtedness incurred or to be incurred by the Debtor either under a Supply Contract including any tax or duty payable by the Debtor or in respect of which the Client has obtained or acquired the beneficial interest thereof

"RECOURSE"

The right of BNY in accordance with Clause 17 hereof to require the Client to repurchase a Receivable (together with any Ancillary Rights and any Transferred Goods) purchased by BNY

"THE SCHEDULE"

The schedule attached to and forming part of this Agreement

"SPECIAL MARGIN"

Such sum as notified in writing to the Client at any time by BNY in its absolute discretion

"SUBSIDIARY"

A company whose relationship to the Client is within the meaning of s.144(1) of The Companies Act 1989 (excluding EE21 Air Services Limited Companies Registration Number 2481657)

"SUPPLY CONTRACT"

A contract between the Client or any agent(s) of the Client and a Debtor for the provision of Goods

"TRANSFERRED GOODS"

Goods in respect of which the ownership shall vest in BNY pursuant to Clause 3.1 or 3.2

"TRANSMITTAL FORM"

The form referred to in Clause 6

"VAT"

Value Added Tax

     1.2. Expressions which in or for the purposes of any proceedings outside England and for the purposes of the interpretation of documents expressed to be subject to other than English Law have no precise counterpart in the jurisdiction in which those proceedings take place or in the law of such contract as the case may be shall be construed as bearing the meaning of the closest equivalent thereto in the jurisdiction concerned

     1.3. This Agreement shall be governed by and construed in accordance with English Law

     1.4. The index marginal notes and headings are inserted for convenience of reference and shall not form part of this Agreement or affect its interpretation and references in this Agreement to clauses (except where otherwise specified) are references to clauses of this Agreement

     1.5. In this Agreement the singular shall include the plural and vice versa the masculine shall include the feminine and neuter and vice versa and the meaning of general words introduced by the word "other" shall not be limited to reference to any preceding word or enumeration indicating a particular class of acts matters or things

2.   PURCHASE OF RECEIVABLES

     2.1 The Client agrees to sell and BNY agrees to purchase free from Encumbrances or other interests and upon the terms hereof all Receivables together with all Ancillary Rights existing at the Commencement Date or arising thereafter during the currency of this Agreement in relation to which payment to the Client is to be made in the United Kingdom

     2.2 The ownership of each Receivable and the Ancillary Rights relating thereto shall as regards Receivables



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existing at the Commencement Date vest in BNY on such date and as regards future
Receivables vest in BNY automatically upon the same coming into existence

3.   TRANSFER OF GOODS

     3.1 The ownership of all Goods to which any Receivable purchased by BNY pursuant to Clause 2.1 relates and which shall be either:

     3.1.1.  returned or rejected by the Debtor or

     3.1.2 recovered by the Client by reason of any right of lien stoppage in transit or ownership (whether or not pursuant to the relevant Supply Contract) shall vest automatically in BNY upon the return rejection or recovery (as the case may be) of such Goods without the requirement of any act of transfer

     3.2 BNY shall have the right to have transferred to it the ownership of any Goods the subject of any Supply Contract (other than such Goods as shall have vested in BNY pursuant to Clause 3.1) in respect of which the ownership shall not have passed to the Debtor

     3.3 All Transferred Goods shall be set aside marked "These goods are the property of BNY INTERNATIONAL LIMITED" and held for BNY's account as owner

     3.4 BNY shall (in addition to and without prejudice to any other rights it may have) possess the right to take possession of and to sell or cause to be sold without notice any Transferred Goods at such prices to such purchasers and upon such terms and conditions as it may deem advisable and in the event of any such sale the Client shall pay to BNY on demand (and without asserting any right of set-off):

     3.4.1 the excess (if any) of the amount of the receivable relating to such Goods and the amount received by BNY on any such sales; and

     3.4.2 any costs and expenses (including legal fees) reasonably incurred by BNY in relation to any such taking of possession and sale

4.   PERFECTION OF TITLE

     4.1 The Client shall at the request of BNY at any time before or after determination of this Agreement and at the Client's expense execute stamp and deliver a deed in a form to be approved by BNY legally assigning to BNY any Receivable and its Ancillary Rights purchased by BNY hereunder and deliver to BNY any instrument policies deeds securities records computer data or documents included therein with any necessary endorsement signature

     4.2 The Client shall hold on trust for BNY and separately from its own property any Receivable or Ancillary Rights purchased by BNY of which the ownership shall fail to vest in BNY for any reason

5.   PURCHASE PRICE OF RECEIVABLES

         In this Agreement the "Purchase Price" payable by BNY to the Client in respect of any Receivable shall be the Gross Purchase Price less:

     5.1     The Discount Charge; and

     5.2     The Administration Charge other than any annual charge; and

     5.3 In the case of a Receivable payable otherwise than in Sterling any charges for collecting and converting in accordance with Clause 12 hereof

6.   NOTIFICATION OF RECEIVABLES

     The Client undertakes to notify BNY of each Receivable as soon as reasonably practicable after the relevant Goods to which it relates have been Delivered by fully and promptly completing a Transmittal Form and delivering the same to BNY together with such other documents as BNY may require to evidence the proper Delivery of the relevant Goods in respect of such Receivable

7.   ACCOUNTING AND PAYMENT TO THE CLIENT

     7.1 Upon receipt by BNY of a Transmittal Form relating to any Receivable BNY shall credit its Purchase Price to the Client Account. For administrative convenience BNY shall make all such credit before deduction of any of the items to be deducted in calculating such Purchase Price as are provided for in Clause 5 and shall consequently debit any such item to such account in the name of the Client and at such time thereafter as BNY may consider requisite

     7.2 Subject to the provisions of Clauses 7.3, 7.4 and 7.5. BNY shall remit to the Client or to its order on account of its obligation to pay the Purchase Price of Receivables any part of the balance for the time being standing to the credit of the Client in the Client Account

     7.3 The Client shall not be entitled at any time to any payment in respect of the Purchase Price of any Receivable:

     7.3.1 Whilst any petition for the winding up of the Client or (pursuant to the Insolvency Act 1986) any petition for an administration order or any proposal for a voluntary arrangement is pending or whilst the Client's Insolvency is threatened

     7.3.2 If and to the extent that such payment would result in the aggregate of the purchase moneys paid by BNY to the Client in respect of all Outstanding receivables in accordance with this agreement exceeding a sum produced by deducting the Special Margin from the Gross Purchase Price of all Outstanding Receivables and multiplying the result by the Prepayment Percentage

     7.4 At any time the aggregate of all purchase moneys paid by BNY to the Client in accordance with this agreement in respect of all Outstanding Receivables shall not at any time exceed the amount detailed in Part III of the Schedule or such other amount as BNY shall notify to the Client from time to time in its absolute discretion

     7.5 At any time when BNY shall have the right to terminate this Agreement pursuant to clause 19.2 (whether or not it shall have exercised such right) BNY may withhold all payments of or on account of the Purchase Price of any Receivable which is Outstanding and shall have the right on demand to the immediate repayment by the Client of all payments previously made in respect of the Purchase Price of Receivables then Outstanding

     7.6 All payments to be made by BNY to the Client under this Agreement shall be made in sterling by cheque and shall be sent by post to the Client or to any bank



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account of the Client or by such other means of transmission as BNY may approve

     7.7 BNY will at monthly intervals provide statements to the Client of the Client Account showing the movements upon such account since the issue of the previous statements. Such statements shall be binding upon the Client in the absence of manifest error provided that such manifest error is notified in writing to BNY within three months of the date the Client was provided with such statements

8.   THE ADMINISTRATION CHARGE AND THE DISCOUNT CHARGE

     8.1 For administrative convenience the charges to be deducted in the calculation of the Purchase Price of any Receivable pursuant to Clause 5 shall be dealt with as follows:

            8.1.1 the Administration Charge other than any annual charge shall be debited to the Client Account on the last day of each month; and

            8.1.2 the Discount Charge shall be calculated in aggregate and so debited to the Client Account each month by applying each day the applicable rate to the aggregate of unrecovered payments made by BNY in respect of the Purchase Price of Receivables up to the end of such day and for this purpose any amount debited to the Client Account except in respect of Recourse or any credit note issued by the Client shall be treated as such a payment

     8.2 Any annual Administration Charge shall be payable by equal monthly instalments which shall be debited to the Client Account on the last day of each month

9.   ANCILLARY DOCUMENTATION

     The Client covenants to execute or procure the execution of the additional documentation specified in Part VI of the Schedule in the form stipulated by BNY

10.  SPECIAL CONDITIONS

     The Client, covenants and when applicable BNY agrees to observe and perform the special conditions (if any) detailed in Part VIII of the Schedule

11.  SET-OFF AND COMBINATION

     11.1 BNY may debit to the Client Account the amount of any of the Obligations or (in BNY's absolute discretion) BNY may apply by way of set-off the amount of any of the Obligations in discharge of any amount payable by BNY to the Client Account pursuant to this Agreement. If the amount of any such Obligation cannot be immediately ascertained BNY may make a reasonable estimate thereof. Any amount debited to the Client Account pursuant to this Clause (except in respect of any credit note issued by the Client or any Recourse) shall be treated as a payment on account of the Purchase Price of Receivables

     11.2 BNY may in its absolute discretion without notice or other formality combine any two or all the accounts maintained in BNY's records in the name of the Client. At any time when BNY shall have the right to terminate this Agreement immediately in accordance with sub-Clause 19.2 all such accounts shall be deemed to have been combined and any balance owing to BNY on the Client Account and any amount by which any balance on the Client Account in favour of the Client falls short of the Special Margin at such time shall be paid by the Client to BNY forthwith upon demand

12.  RECEIVABLES OTHERWISE THAN IN STERLING

     12.1 Unless otherwise agreed by BNY where a Receivable is payable otherwise than in Sterling in the United Kingdom the charges for both the collection and/or conversion into Sterling shall be deducted in calculating the Purchase Price and such price shall be computed by reference to the spot rate of exchange ruling in London on the Collection Date but at its discretion BNY may provisionally apply the rate ruling on the date it receives the Transmittal Form relating to such Receivable making such adjustments as shall thereafter be necessary

     12.2 Similar provisions shall apply to payment of the Repurchase Price where BNY has Recourse to the Client in respect of such Receivable in accordance with Clause 17 hereof and such Repurchase Price shall be computed at the same rate as that applied in calculating the Purchase Price of the relevant Receivable

13.  WARRANTY AND UNDERTAKINGS

     In addition to and without prejudice to any other warranty or undertaking given elsewhere in this Agreement the Client warrants and undertakes (as applicable):

     13.1   that the Client's business is as stated in Part VII of the Schedule

     13.2 that the Client has not granted and will not (without the written consent of BNY) grant any assignment assignation or other disposition charge or Encumbrance which affects or may affect any of the Receivables or any Ancillary Rights or any Transferred Goods sold to BNY and that no supplier to the Client has or may have any claim to any such Receivable or Ancillary Rights or Goods whether by equitable tracing right or otherwise

     13.3 that the Client has disclosed to BNY every fact or matter known to the Client which the Client knew or ought reasonably to have known might influence BNY in its decision whether or not to enter into this Agreement or to accept any person as guarantor of the Client's obligations to BNY or as to the terms of this Agreement and to disclose promptly to BNY any such fact or matter of which the Client becomes aware throughout the duration of this Agreement including (without prejudice to the generality of the foregoing) any change or prospective change in the constitution or control of the Client or of any guarantor

     13.4 that the inclusion of a Receivable on a Transmittal Form or in any schedule delivered to BNY pursuant to Clause 15.2 shall be deemed to constitute a warranty or undertaking (as applicable) by the Client that:

            13.4.1 The relevant Goods have been delivered and the Receivable is a bona fide legally binding obligation of the relevant Debtor to the extent of the amount notified by the Client on a Transmittal Form and has arisen from a Supply Contract made in the ordinary course of the Client's business as specified in part VII of the Schedule

            13.4.2 The relevant Debtor has an established place of business and is not an Associate of the Client

            13.4.3 The Client has no obligations to the relevant Debtor other than under any Supply Contract and there exists no agreement between the Client and the Debtor for set-off or for abatement or whereby otherwise the amount of the Receivables specified in the Transmittal Form may be reduced otherwise than in accordance with the terms of the Supply Contract as approved by BNY



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            13.4.4  The Client is not in breach of its obligations to the relevant Debtor under the terms of the Supply Contract and will continue in all respects to comply with the Supply Contract to ensure that the Debtor will accept the Goods and the invoice therefor (or if the Debtor is insolvent the Debtor's trustee in Bankruptcy or Liquidator will accept a proof of debt for the unpaid balance thereof) without any dispute or claim whatsoever (whether justifiable or not) including disputes as t price terms quality or quantity retention set-off compensation or counterclaim or claims of release from liability or inability to pay because of an act of God or public enemy or war or because of the requirements of law or rules orders or regulations having the force of law

            13.4.5 The Client will not vary or attempt to vary any of the terms of any Supply Contract without the prior written consent of BNY

            13.4.6 All statements in particular contained in the Transmittal Form or in any documents delivered therewith or otherwise under the terms hereof will be true and correct in every respect

            13.4.7 The Client will on the Delivery of the Goods have no reason to believe that the Debtor will be unable to or for any other reason will not pay in full when due all moneys owed by it in respect of such Good

            13.4.8 The Receivable has arisen from a Supply Contract which is governed by the laws of England or of such other country as may be approved by BNY in writing and that all claims or disputes arising in connection with the Supply Contract are within the jurisdiction of the English Courts and that such Supply Contract provides for payment in a currency and in accordance with terms approved by BNY in writing

            13.4.9 The Client will (if so required by BNY) provide evidence satisfactory to BNY of the Debtor's order for the Goods and of the due delivery of the Goods to which each Receivable included in the Transmittal Form relates

     13.5 Promptly to supply to BNY copies of all credit notes issued to Debtors (but so that BNY shall at all times have an absolute discretion to require that its prior written approval be obtained before the issue of any credit note)

     13.6 To deliver to BNY upon the execution of this Agreement and upon the opening of any account with any bank a letter of instruction in a form specified by BNY to the Client's banker in respect of remittances received or to be received by such banker purportedly in settlement of any Receivable

     13.7 To inform BNY of any person who is or becomes an Associate and if so required by BNY to procure that any Associate carrying on a business similar to that of the Client shall enter into an agreement with BNY for the sale of its receivables on terms similar to those of this Agreement

     13.8 Promptly to notify BNY in writing of any dispute of any kind between the Client and the Debtor and to use its best endeavours promptly to settle every such dispute and promptly to perform all further and continuing obligations of the Client to the Debtor under any Supply Contract and (if so required by BNY) to give evidence to BNY of such performance

     13.9 The warranties and undertakings contained in Clauses 13, 14 and 15 herein shall remain fulfilled throughout the duration of this Agreement


14.  THE TRUST ACCOUNT

     The Client warrants and undertakes as trustee for BNY to hold and keep separate from the Client's other moneys all cheques instruments and moneys that may be received by it in payment of or on account of Receivables purchased by BNY and immediately to pay all such cheques instruments and moneys properly endorsed where required either

     14.1 direct to the account of BNY at the bankers of BNY from time to time notified in writing by BNY to the Client or

     14.2 into a Trust Account in the name of the Client as trustee of BNY being an account of which the sole signatory or signatories is or are officers or employees of BNY and

            14.2.1 BNY agrees to instruct the bankers at which any such Trust Account is maintained promptly to transfer to BNY's own bank account sums paid into the said Trust Account and all sums paid into such Trust Account shall be deemed to have been paid to BNY on the date on which they are credited to BNY's own bank account

            14.2.2 All bank commission and other charges and expenses incurred or payable by BNY in relation to this Agreement and the arrangements contemplated herein shall be paid by the Client to BNY on demand or at the option of BNY shall be debited to the Client Account

15.  CLIENT'S ACCOUNTS AND RECORDS

     The Client undertakes with BNY:

     15.1 That immediately after the purchase by BNY of any Receivable to make an appropriate entry in its books of account recording such sale and to procure that in all such accounts maintained in the books and records of the Client in the name of the relevant debtor there are conspicuous notations that the Receivable has been sold to BNY

     15.2 To deliver to BNY by the tenth day of each month (or by such later date as BNY shall from time to time agree in writing) and in a form approved by BNY and made up to the last day of the preceding month the following:-

            15.2.1 A schedule of all Receivables owed by each Debtor, each Receivable being aged by date of invoice

            15.2.2 A copy of the Client's sales ledger control account relating to all Receivables purchased by BNY pursuant to this Agreement which must include all such details as BNY will require and notify to the Client in writing from time to time

            15.2.3 All such other information as BNY may require and request in writing from time to time

     15.3 To promptly furnish BNY with management accounts showing its financial position and the results of its operation as BNY may at any time require but at not less than quarterly intervals in any event

     15.4 To furnish BNY with a signed copy of its audited balance sheet and accounts for each year or accounting reference period (as defined in the Companies Act 1985 as amended by the Companies Act 1989) ending



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
throughout the duration of this Agreement within 6 months of the end of such period and such other accounts or statements of its financial position or affairs as BNY may at any time require and (if so required by BNY) to procure that the Client's auditors shall report direct to BNY on any such balance sheet or accounts

     15.5 To promptly furnish BNY (at the Client's expense) with such of the books records documents tapes computer equipment and other materials included in the Ancillary Rights or copies of them and copies of any other records or documents as BNY may at any time require and (if so required by BNY) to procure that the Client's bankers shall furnish BNY with copies of any or all of the statements of accounts between such bankers and the Client

     15.6 To allow BNY, its employees and authorised agents at any time during normal business hours to enter the Client's premises at which the Client carries on business to inspect, verify, check, remove and take copies (at the Client's expense) of any books, orders, accounts, records, correspondence of the Client as BNY shall desire in respect of the Receivables and their Ancillary Rights and to carry out such inspection and verification as BNY may in its absolute discretion require of the Client's accounts records and documents at any time throughout this Agreement and to indemnify BNY against every expense reasonably and properly incurred or sustained in carrying out any of the above

16.  POWER OF ATTORNEY

     The Client hereby irrevocably:

     16.1 appoints BNY the directors the company secretary and every other officer of BNY from time to time jointly and severally to be the attorney of the Client to execute such deeds or documents complete and endorse such instruments institute or defend such proceedings and perform such other acts as BNY may require to perfect BNY's title to any Receivable or its Ancillary Rights and to secure performance of any of the Client's obligations under this Agreement or under any Supply Contract

     16.2 authorises BNY the directors the company secretary and every other officer of BNY from time to time to endorse the name of the Client on any and all cheques or other forms of remittance received where such endorsement is required to effect collection or to perfect BNY's title as a holder in due course or for any other reason

     16.3 authorises the attorneys appointed pursuant to Clause 16.1 to appoint and to remove any substitute attorney or agent to execute and perform any of the documents and things referred to in Clauses 16.1 and 16.2 and the Client shall be bound by whatever any of such attorney substitute attorney or agent shall do by virtue of the powers hereby given

17.  RECOURSE TO CLIENT

     17.1 BNY may require the Client at any time after receiving a written notice from BNY ("the Repurchase Notice") to immediately repurchase any
Receivable:

            17.1.1 which remains unpaid, whether in whole or in part after payment thereof has become due; or

            17.1.2 which even if not due remains unpaid by the end of the Permitted Credit Period; or

            17. 1.3 where the Debtor at any time disputes liability for payment or asserts any right of lien retention or set-off

     17.2 The Repurchase Notice shall detail the relevant Receivable to be repurchased and the price at which it is to be repurchased which shall be the amount of the Receivable as included in the relevant Transmittal Form less any amount already paid by a Debtor in respect of such Receivable ("the Repurchase Price")

     17.3 Until all the moneys payable by the Client under the Repurchase Notice to BNY have been paid the Receivables included in such notice and its Ancillary Rights any Transferred Goods relating thereto shall remain vested in BNY

     17.4 After the ownership of any Receivable shall have revested in the Client BNY will credit the Client with all sums subsequently recovered by BNY in respect of such Receivable as a result of BNY's enforcement of any of the Ancillary Rights vested in BNY pursuant to Clause 2.2

     17.5 BNY has an additional right to require the Client to repurchase any Receivable at any time in its absolute discretion whether or not the Client is in breach of any of its obligations hereunder

18.  RIGHT TO DISCLOSURE

     On request by BNY to the Client at any time the Client shall immediately give in the form specified by BNY notice to the Debtors or to such of them as BNY shall direct of the rights of BNY to the Receivables owed by the relevant Debtors and Ancillary Rights together with any Receivables which may in the future become due by those Debtors to the Client and thereafter the Client shall include such notice in all statements invoices or demands for payment issued by the Client in respect of every Receivable purchased by BNY pursuant to this Agreement

19.  TERMINATION OR DETERMINATION

     19.1   Termination

            This Agreement may be terminated by either party serving on the other not less than eighty days notice in writing of such termination provided that any such notices shall expire no earlier than the third anniversary of the Commencement Date or any later annual anniversary thereof

     19.2   Determination by BNY

            On the occurrence of any of the following events BNY shall have the right by notice to the Client to terminate this Agreement forthwith or at any time thereafter:

            19.2.1 Any breach of any of the Client's obligations under this Agreement (or any other agreement (whether for financial facilities or otherwise) between BNY and the client or the termination of such other agreement)

            19.2.2  The Insolvency of the Client

            19.2.3  The occurrence of any of the events mentioned in sub-Clauses
19.2.2 19.2.4 and 19.2.6 in relation to any person firm or company which guarantees indemnifies or provides third party security for the Client's obligations under this Agreement or the death of any such person or the termination or attempted termination of any such guarantee indemnity or third party security

            19.2.4 The Client suspends or threatens to suspend its operation or except in the ordinary course of business sell, lease, transfer, or otherwise dispose, of all or any substantial part of its assets (whether by a single transaction or by a series) or all or any part of its assets are seized or appropriated by or on behalf of any governmental or other authority or are compulsorily acquired

            19.2.5 Any breach of a representation covenant undertaking or warranty made by the Client or by any other person in reliance on which BNY entered into or continued this Agreement or the withdrawal or attempted withdrawal of any waiver or release given to BNY in relation to any security right affecting any asset of the Client

            19.2.6 The termination of any agreement with BNY relating to any Receivables by any mortgagee or debenture-holder of the Client or any supplier of Goods to the Client

            19.2.7 The making of a request by BNY in accordance with Clause 17 or 18 herein

     19.3   Consequences of Termination

            19.3.1  Upon termination of this Agreement in accordance with Clause
19.1 or upon BNY becoming entitled to terminate it pursuant to clause 19.2 whether or not BNY shall have exercised such right

            19.3.2 BNY shall have the immediate right of Recourse in respect of all Receivables then Outstanding (and if the Agreement shall have been terminated such right shall be deemed to have arisen immediately prior to such termination), but so that BNY shall remain the legal and beneficial owner of the Receivables until the Repurchase Price has been paid

            19.3.3 Subject to the provisions of Clause 7.5 and 19.3.1 termination of this Agreement shall not affect the rights and obligations of either party in relation to any Receivables which are in existence on the date of termination and such rights and obligations shall remain in full force and effect until duly extinguished

20.  ENFORCEMENT OF PAYMENT OF RECEIVABLES

     20.1 BNY shall have the sole right of collecting and enforcing payment of Receivables of which the ownership remains vested in BNY in whatever manner it may in its absolute discretion decide and the Client shall at all times co-operate with and assist BNY to procure such collection and enforcement

     20.2 BNY shall be entitled at its absolute discretion to institute carry on and defend any legal proceedings in respect of the Receivables and to settle compromise and adjust any claims by or against the Client or BNY upon such terms as it shall think fit and the Client undertakes to co-operate in any such proceedings including the giving of evidence) if so required by BNY and agrees to be bound by anything done by BNY under this Clause

     20.3 Without prejudice to the provisions of Clause 20.1 and 20.2 BNY hereby appoints the Client as agent of BNY for the purpose of administering the accounts of Debtors and procuring payment of Receivables for the account of BNY and for the realisation or recovery of any Ancillary Rights or Transferred Goods and the Client accepts such appointment and undertakes to act promptly and efficiently in carrying out such tasks

     20.4 BNY may at any time by written or oral notice to the Client withdraw the agency for which provision is made in Clause 20.3 and such notice shall be deemed to be a request pursuant to Clause 18 and the provisions of that clause shall thereafter apply in full

     20.5   The Client undertakes that while the agency referred to in Clause
20.3 remains in existence it will not hold itself out as agent for BNY for any purpose other than that for which it shall have been appointed and that after termination of such agency it will not hold itself out as the agent of BNY for any purpose

21.  INDEMNITY

     The Client shall fully indemnify BNY against all costs losses and expenses (including all internal and external legal fees and disbursements) which it may sustain or incur at any time as a consequence of any or all of the following:

     21.1   the termination of this Agreement in accordance with Clause 19;

     21.2   the exercise of Recourse in accordance with Clause 17;

     21.3 on the exercise or the contemplation of the exercise of its rights of enforcement of payment of any Receivable in accordance with Clause 20;

     21.4 any default by the Client in the due performance of any of its obligations under this Agreement;

     21.4 the negotiation preparation and execution of this Agreement and Ancillary Documentation or any matter incidental thereto;

     21.5 the granting of any waiver consent or variation of this Agreement or Ancillary Documentation

     21.6 the monitoring or verification of the records of the Client throughout the duration of this Agreement or the enforcement perfection protection or preservation of any of BNY's rights hereunder (or an attempt of the same)

22.  ASSIGNMENT

     22.1 The Client shall not be entitled to assign or to charge any of its rights or to delegate any of its obligations under this Agreement

     22.2 BNY shall have the full and unfettered right to assign or novate the whole or any part of this Agreement and the expression "BNY" wherever used herein shall be deemed to include the assignees and other successors whether immediate or derivative of BNY who shall be entitled to enforce and proceed upon this Agreement on the same manner as if named herein

     22.3 All undertakings representations and warranties made or deemed made in this Agreement shall survive any assignment made pursuant to this Clause

     22.4 BNY may disclose on a confidential basis to in relation to this Agreement such information about the Client as has been given to BNY

23.  VAT

     23.1   All charges specified in this Agreement are quoted exclusive of VAT

     23.2 The Client shall comply with any directions which BNY may give to the Client in relation to the relief or any refund on behalf of BNY of VAT included in any Receivable purchased by BNY pursuant to this Agreement where such relief or refund may be available to BNY in respect of the Insolvency of the Debtor

24.  NOTICES

     24.1 Any written notice or demand required or permitted to be served or made by BNY hereunder shall be validly served or made if handed to any officer of the Client or if sent by facsimile transmission to any facsimile number of the Client made known by the Client to BNY or if sent by post or delivered to the registered office of the Client or to its address stated herein or to its address last known to BNY or to any address at which the Client carries on business. Such notices and demands served personally or orally shall take effect upon their service and notices sent and demands made by post shall be conclusively deemed to have been received within seventy-two hours of the time of posting and notices sent and demands made by facsimile shall be deemed to have been received upon their transmission is sent prior to 4.30pm London time on a Business Day but if sent after 4.30pm or on a non Business Day it shall be deemed to have been received on the next following Business Day.

     24.2 Any written notice required or permitted to be served by the Client hereunder shall be effective as from the date of the receipt of such notice by BNY at its address stated herein or if any other address for notices shall be communicated by BNY to the Client in writing such other address

25.  MISCELLANEOUS

     25.1 BNY's rights and benefits under this Agreement shall not be affected by the granting of any time or indulgence to the Client or to any surety or guarantor of the obligations of the Client to BNY hereunder or to any Debtor or by any failure to exercise or delay in exercising any right or option against such person

     25.2 BNY shall be entitled to rely on any act done and on any document signed and on any oral or written communication (including any such communication sent by facsimile) by any person purportedly doing or signing or communicating on behalf of the Client notwithstanding any defect in or absence of any authority in such person

     25.3 The provisions of this Agreement including the Schedule represent the whole of the terms agreed between BNY and the Client to the exclusion of any representations or statements made by or on behalf of BNY whether orally or in writing prior to the making of this Agreement. Without prejudice to the provisions of Clause 25.2 and except as otherwise provided in this Agreement no variation of this Agreement shall be binding upon the parties unless it is evidenced in writing and signed by or on behalf of BNY by an authorised signatory of BNY and on behalf of the Client by a director or the secretary or officer thereof

     25.4 Each of the provisions of this Agreement shall be several and distinct from one another and if at any time one or more of such provisions is or becomes invalid illegal or unenforceable the validity legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby

================================================================================
                                  THE SCHEDULE
================================================================================
PART I

Permitted Credit Period:  120  days from date of invoice

PART II

(Prepayment Percentage)

80%

PART III

(Aggregate Prepayment)

(POUND)2,500,000 (less any sums advanced by BNY to the Client under a Loan Agreement made between BNY and the Client and dated on the date of this Agreement)

PART IV

(Administration Charge)

Nil

PART V

(Discount Charge)

For the first twelve months from the Commencement Date, 2.0% per annum (and thereafter 2.25% per annum) above the base rate of Lloyds Bank Plc from time to time of the amount of any payment made by BNY in respect of the Purchase Price of any Receivable calculated on a day to day basis from the time of such payment until the Collection Date.

PART VI

(Ancillary Documents - Clause 9)

Prior to the Commencement Date BNY shall require the execution and/or delivery (as appropriate) to BNY in a form satisfactory to BNY of each of the following documents:-

a)   a first ranking all assets debenture to be granted in favour of BNY, and
b) a Deed of Priority to be entered into by all or any third party holding any security or other interest over any assets of the Client and,
c) Sight and satisfaction of estimated budgets/cashflows to include monthly Profit and Loss Accounts and Balance Sheets in respect of 1998 and 1999.

PART VII

(Client's Business - 13.1)

Distributor and Importer of baby and nursery products.

PART VIII

(Special Conditions - Clause 10)

a) Without prejudice to clause 13.4.8 Receivables due from Debtors resident outside the United Kingdom aggregating to 15% or more of the aggregate of all Receivables then Outstanding shall be subject to the Special Margin.

b) The Receivables due from any one UK Debtor which when aggregated with all other Receivables then due from such Debtor cause such aggregate to be in excess of a sum equal to 345% (5% in respect of any one non UK Debtor) of all Receivables then Outstanding, shall be subject to the Special Margin.

c) The Client shall pay to BNY on demand or BNY may at its option debit to the Client Account the sum of (pounds)25.00 in respect of each remittance by BNY to the Client hereunder which is made by the Clearing House Automated Payment System (commonly referred to as "CHAPS").

d) Transmittal Forms are to be provided to BNY on a weekly basis and every such Transmittal Form shall be accompanied by a copy of the Client's sales ledger day book listing detailing the Receivables the subject of such Transmittal Form.

d) The Client shall deliver to BNY on a monthly basis following the Commencement Date true copy aged debts and aged purchase ledger analyses in respect of the Client.

f) The Client shall deliver to BNY on a monthly basis following the Commencement Date true copy management accounts in respect of the Client within 28 days of the relevant month end to which such accounts relate.

g) All Receivables due from any person who is an Associate or Subsidiary of the Client shall be notified to BNY but remain subject to the Special Margin

h) The Client shall on or before the Commencement Date provide to BNY evidence satisfactory to BNY that the accounting systems of the Client in respect of aged Receivables and accounts payable listings meet BNY's operational and format requirements.

i) The Client shall or before the Commencement Date ensure that a monitoring and recording system acceptable to BNY in respect of credit notes, discounts, promotion and selling expenses contribution arrangements is in place and will be maintained during the currency of this Agreement. Such system, and all records thereof, shall be available for inspection by BNY or any agent of BNY upon request.

j) No dividends of any kind are to be paid to Safety 1st Inc during the currency of this Agreement without the prior written approval of BNY

k) All documentary evidence in respect of Goods the subject of a Receivable relating to delivery and/or supply or such Goods are to be signed by the Client's agent or by an agent of any courier of such Goods instructed by the Client. Such documentary evidence shall be available for review by BNY at BNY's request.

l) The Client will provide evidence satisfactory to BNY prior to 31st December 1998 that the Issued and Paid Up Share Capital of the Client is not less than(pounds)200,000.

IN WITNESS whereof the parties hereto have caused these presents to be duly executed and delivered as a deed the day and year first before written

THE COMMON SEAL OF THE CLIENT                           {
                                                        {

was hereunto affixed in the presence of:-               {



                              Director


                              Secretary / Director



OR

SIGNED AND DELIVERED AS A DEED BY THE CLIENT

acting by

Andrew Ratcliffe a Director and           { /s/ Andrew Ratcliffe
                                          {
Robert Jones a Director/Secretary         { /s/ Robert Jones


(Insert full names above and where indicated by * clarify whether the person is a Director or a Secretary.)

EXECUTED AS A DEED

by                                                   {
as Attorney for BNY INTERNATIONAL LIMITED in         { /s/ Charles Anderson
the presence of:-                                    {
               /s/ E. Malkin

                              CERTIFIED COPY MINUTE


Extract of a Minute of the Meeting of the Board of Directors of


held at


on      at                              am/pm
                       ________________________________________


There was produced to the meeting a copy of the proposed Invoice Discounting Agreement between the Company and BNY International Limited.

IT WAS RESOLVED FIRSTLY that the Common Seal of the Company should be affixed to such Agreement and that such Agreement be signed for and on behalf of the Company by any two of its Directors or any one Director and the Secretary, and SECONDLY, that any one Director of the Company or its Secretary be and are hereby authorised to sign such other documentation as may be necessary or conducive to permit the invoice discounting contemplated by such Agreement to commence as soon as practically possible.

Certified to be a true and complete extract of the minutes of the above meeting.

 ...................................Chairman




 ...................................Secretary